Copeland International Small Cap Dividend Growth Fund

(a series of Copeland Trust)

Supplement dated November 22, 2016 to

the Prospectus and Statement of Additional Information dated December 14, 2015

The Board of Trustees of Copeland Trust, has concluded on the basis of a recommendation from Copeland Capital Management, LLC, that it is in the best interests of the Copeland International Small Cap Dividend Growth Fund (the “Fund”) and its shareholders that the Fund cease operations. The Board has determined to close the Fund and redeem all outstanding shares on or before November 29, 2016 (“Redemption Date”).

Effective immediately, the Fund will no longer pursue its stated investment objective and will begin liquidating its portfolio and will invest in cash equivalents such as money market funds until all shares have been redeemed. Any required distributions of income and capital gains will be distributed as soon as practicable to shareholders in cash.

Prior to or on November 29, 2016, you may redeem your shares, including reinvested distributions, in accordance with the “How to Redeem Shares” section in the Prospectus. Unless your investment in the Fund is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains. Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO THE REDEMPTION DATE, WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD. If you have questions or need assistance, please contact your financial advisor directly or the Fund at 1-888-9-COPELAND (1-888-926-7352).

This Supplement and the existing Prospectus dated December 14, 2015 as supplemented on November 8, 2016, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated December 14, 2015, have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Fund at 1-888-9-COPELAND (1-888-926-7352).